DG LIMITED TERM GOVERNMENT INCOME FUND

(A Portfolio of DG Investor Series)


SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 1997

At a Special Meeting of Shareholders of DG Limited Term Government Income Fund held on January 12, 1998, shareholders approved a revision to the investment objective of the Fund.

The investment objective, as it currently appears on pages 1 and 16, is hereby revised to reflect the following:

            "The investment objective of DG Limited Term Government Income Fund is current income, while maintaining a weighted-average duration which will at all times be limited to between one and three years."



                                              January 30, 1998

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     Cusip 23321N400
     G01258-26 (1/98)
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